UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): April 3, 2009

FIRST CAPITAL BANCORP, INC.

(Name of Small Business Issuer in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	001-33543 (Commission File Number)	11-3782033 (I.R.S. Employer Identification No.)

4222 Cox Road, Suite 200
Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 3, 2009, First Capital Bancorp, Inc. (“First Capital”), issued a joint press release with Eastern Virginia Bankshares, Inc. (“Eastern Virginia”), announcing the execution of an Agreement and Plan of Merger dated April 3, 2009, by and between First Capital and Eastern Virginia. A copy of the joint press release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, First Capital and Eastern Virginia will provide supplemental information regarding the proposed merger in connection with presentations to employees, analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Designation of Exhibit

99.1	Press Release dated April 3, 2009.

99.2	Investor presentation dated April 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: April 3, 2009	By:	/s/ John M. Presley
John M. Presley Chief Executive Officer and Managing Director

INDEX TO EXHIBITS

Exhibit

99.1	Press release dated April 3, 2009

99.2	Investor presentation dated April 3, 2009

4